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EXHIBIT 21.1

COPART, INC. SUBSIDIARIES

COPART CANADA INC.
Doing business as Copart Auto Auctions

COPART OF WASHINGTON, INC.
State of incorporation Washington
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

HOUSTON COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP
Limited partnership Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF HOUSTON, INC.
General Partner Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART-HOUSTON, INC.
State of incorporation California
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

DALLAS COPART SALVAGE AUTO AUCTIONS LIMITED PARTNERSHIP
Limited Partnership Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART-DALLAS, INC.
State of incorporation California
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TEXAS, INC.
General Partner Texas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF KANSAS, INC.
State of incorporation Kansas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF OKLAHOMA, INC.
State of incorporation Oklahoma
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF MISSOURI, INC.
State of incorporation Missouri
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF ARKANSAS, INC.
State of incorporation Arkansas
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF CONNECTICUT, INC.
State of incorporation Connecticut
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF ARIZONA, INC.
State of incorporation Arizona
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF LOUISIANA, INC.
State of incorporation Louisiana
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

COPART OF TENNESSEE, INC.
State of incorporation Tennessee
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

CPRT LAND HOLDINGS, INC.
State of incorporation California

COPART OF FLORIDA, INC.
State of incorporation Florida

COPART LAND HOLDING, LLC
Limited Liability Company Maryland

COPART LAND HOLDINGS, LLC
Limited Liability Company Connecticut

COPARTFINDER
State of incorporation California

COPART CREDIT ACCEPTANCE CORP
State of incorporation California

MOTORS AUCTION GROUP, INC.
State of incorporation Delaware
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

GULF STORAGE, INC.
State of incorporation Louisiana

TDP WEST PALM, INC.
State of incorporation Florida
Doing business as Copart Salvage Auto Auctions
Copart Auto Auctions

VB2, INC.
State of incorporation Delaware
Doing business as VB2

UNIVERSAL TRANSFER SERVICE, INC.
State of incorporation Delaware
Doing business as Universal Transfer Service

ACE AUTO PARTS, INC.
State of incorporation Oregon

L&S TOWING AND STORAGE, LLC
Limited Liability Company Florida

COPART INVESTMENT HOLDINGS, LLC
Limited Liability Company Delaware

COPART (UK) LIMITED

USERVE LTD.
Doing business as Copart UK

TRPC LIMITED

TRAPOC LIMITED
Doing business as Copart UK

UNIVERSAL SALVAGE PLC
Public Limited Company United Kingdom
Dormant

CENTURY SALVAGE SALES LIMITED
Dormant

SIMPSON BROS (YORK) HOLDINGS, LTD.
Dormant

SIMPSON BROS (YORK) LTD.
Dormant

Cornville Limited
Dormant

Universal Auctions Limited
Dormant

Universal Salvage Auctions Limited
Dormant

Universal Processing Ltd
Dormant

Universal Vehicle Rental Limited
Dormant

Salvage Direct Limited
Dormant

Universal Vehicle Auctions Ltd
Dormant

Universal Salvage Employees' Trustees Limited
Dormant

Universal Vehicle Services Limited
Dormant

Universal Car Auctions Limited
Dormant

Universal ATF Network Limited
Dormant

Universal Automotive Solutions Limited
Dormant

ASCIO Limited
Dormant

Universal Logistic Limited
Dormant

Bike Bitz
Dormant

Universal Environmental Services Ltd
Dormant

Universal Salvage (UK) Limited
Dormant

Usalvage Limited
Dormant

Universal Salvage Services Limited
Dormant

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  EXHIBIT 21.1